Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment, Net
(6)	PROPERTY, PLANT AND EQUIPMENT, NET

	December 31, 2012	December 31, 2013
Buildings	799,628	664,687
Plant and machinery	2,184,660	1,894,498
Furniture, fixtures and office equipment	32,057	33,124
Motor vehicles	7,185	7,330

	3,023,530	2,599,639
Less: accumulated depreciation	(734,927)	(984,827)
Construction in progress	798,690	561,140

	3,087,293	2,175,952

Depreciation expense was US$221,119, US$254,627 and US$224,199, for the years ended December 31, 2011, 2012 and 2013, respectively, of which 95.66%, 96.09% and 95.33% of the total depreciation expense is recorded in cost of goods sold for the years ended December 31, 2011, 2012 and 2013. Depreciation expense for certain temporarily idle property, plant and equipment was US$9,393, US$139,050 and US$150,588 for the years ended December 31, 2011, 2012 and 2013, which is recorded in cost of goods sold.

For the year ended December 31, 2013, the Group recorded an impairment loss of US$756,239 on property plant and equipment, consisting of US$143,608 for buildings, US$356,441 for plant and machinery and US$256,190 for construction in progress. The facts and circumstances leading to the impairment were primarily due to the decrease in the estimated future selling price of the Group’s products combined with technological changes in certain machinery and equipment, and overcapacity in certain production facilities. These factors caused the Group to constructively abandon these production machinery and equipment and facilities and uncompleted production plants since no future service potential exists for these assets. The method for determining fair value of these assets was primarily estimated market prices.